--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

ACM Managed
Income Fund

Annual Report
August 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
October 15, 2002

Dear Shareholder:

This report provides performance, investment strategy and outlook for ACM Managed Income Fund (the "Fund") for the annual reporting period ended August 31, 2002.

Investment Objective and Policies

This closed-end fund is designed to provide investors with a high level of total return by seeking both high current income and capital appreciation. To achieve its objective, the Fund invests primarily in U.S. government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended August 31, 2002. For comparison, we have included returns for the unmanaged Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended August 31, 2002

                                                         ----------------------
                                                              Total Returns
                                                         ----------------------
                                                         6 Months     12 Months
-------------------------------------------------------------------------------
ACM Managed Income Fund (NAV)                              -0.80%        -3.01%
-------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                        4.94%         8.11%
-------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) as of August 31, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Managed Income Fund.

      Additional investment results appear on pages 6-8.

For the six- and 12-month periods ended August 31, 2002, the Fund underperformed its benchmark, the LB Aggregate Bond Index. Since our last semi-annual report, financial market volatility increased significantly with the revelation of accounting irregularities and corporate fraud, and a slowing economic recovery.

The Fund did not fully escape the effects of the recent turmoil, and it underperformed the benchmark for the reporting period due to its significant high yield weighting. The benchmark, which consists exclusively of high-grade fixed income sectors of the bond market, fared better than the high yield segment of the Fund.

Within the Fund's high yield allocation, our overweight positions in the cable


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

and wireless sectors were the primary contributors to underperformance. Both of those sectors were down significantly for the 12-month reporting period. Specific holdings in the cable and telecommunications sectors that detracted from performance included Charter Communications Holdings, WorldCom, Inc., Adelphia Communications Corp. and Cablevision.

Adelphia's disclosure of off-balance sheet leverage, accounting irregularities and unreliable subscriber counts, which ultimately resulted in its filing for Chapter 11 in June 2002, placed a very critical spotlight on the cable sector. The wireless telecommunications subsector, which had suffered post September 11 due to reduced subscriber additions and greater scrutiny of their leveraged balance sheets, continued to experience heavy selling pressure and precipitously lower bond prices. Exacerbating the fall was an unexpected wholesale downgrading of the entire wireless telecommunications sector by Moody's due to concerns over the material slowdown in subscriber additions, mature market conditions and the perceived difficulty for the market to support six national carriers competing on price. Finally, WorldCom's sell-off on June 26 triggered one of the worst one-day losses in the history of the high yield market. WorldCom's revelation of accounting irregularities dealt a significant blow to the financial markets with its bond prices falling 25 to 60 points, depending on the issue.

Acting as a buffer against volatility, the Fund's Treasury holdings contributed positively towards performance as investors moved assets to the relative safety of government securities. In addition, the Fund's security selection within the Treasury sector of longer-dated maturities also enhanced performance. Also outperforming the benchmark were the Fund's holdings in more defensive sectors of the high yield market (i.e. health care, environmental and gaming) and sectors that have benefited from the low interest rate environment (i.e. automotive and home building). Although the leveraging of the Fund's high yield securities exacerbated the negative impact of our high yield allocation, the leveraging of Treasury securities, which performed well, enhanced the Fund's return.

Market Overview

The global economic recovery appears to have stalled, led by a loss of economic momentum in the United States. Although U.S. economic growth surpassed expectations for the first quarter of 2002 (5.0%), continuing weakness in the labor market, anemic


--------------------------------------------------------------------------------
2 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

business spending and a sharp decline in equity valuations dampened prospects for a stronger economic recovery. Second quarter growth subsequently slowed to a 1.3% annualized pace. The U.S. Federal Reserve, as a result, maintained an accommodative monetary policy with the Federal Funds rate at a low of 1.75%. Consumer spending, which accounts for two-thirds of gross domestic product
(GDP), continued to be the primary catalyst for growth, spurred by low interest rates. The housing market was particularly strong as individual investors shifted assets away from volatile equity markets.

During the annual reporting period, several unprecedented shocks were absorbed, including the terrorist attacks of September 11, corporate governance scandals, and more recently the prospect of action against Iraq, all of which have encouraged more conservative behavior by businesses and investors. Consequently, investors turned to the relative safety of high quality fixed income securities. Treasury and agency securities outperformed other fixed income sectors during the period, returning 9.26% and 9.71%, respectively. The high yield market, as measured by the LB U.S. High Yield Index, posted a return of -7.65% during the 12-month period. As mentioned, the media cable and telecommunications sectors, which returned -36.87% and -49.42%, respectively, were particularly hard hit with more defensive sectors faring better.

Investment Strategy

In the first six months of the annual period, we reduced the Fund's Treasury allocation and increased high yield holdings, positioning the Fund for an expected economic recovery. Within the Fund's high yield sector, we modestly repositioned the portfolio. We completed the Fund's exit and/or reduced exposure to many of the developmental credits in the wireline telecommunications sector that we believed had flawed business strategies and/or inadequate funding positions to build out their respective networks. We also reduced cyclical credits in the automotive and general industrial sectors. These issues included Global Crossing Holding, Ltd., McLeod USA and Williams Communications. We also reduced the Fund's exposure to the utility sector with the partial sale of Calpine Corp. and AES Corp.

In their place, we purchased more defensive issuers in the services, lodging, mobile communications and packaging sectors. In the second half of the period under review, our expectations were that the credit markets and the economy would continue to improve as they did in the fourth quarter of 2001. Unfortunately, the recovery was


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

not as robust as anticipated with tepid second quarter growth. With a more risk-averse environment, we maintained the Fund's Treasury allocation well above the 50% threshold. We also avoided more volatile lower quality securities (i.e. CCC-rated and below) and, as a defensive measure, ended the year with the Fund's holdings diversified among 26 industries.

Within industry sectors, the Fund exited utility holdings, such as Calpine Corp., due to overcapacity concerns. We also disposed of holdings of WorldCom, Inc. and American Cellular Corp. in the telecommunications sector. As low interest rates helped both the automotive and homebuilding sectors, we added Dana Corp. and United Auto Group, Inc. (automotive) and D.R. Horton, Inc. and The Ryland Group, Inc. (homebuilding) to the Fund.

Outlook

Economic data indicate the U.S. economy is in a recovery stage, albeit an uneven and narrow one. Fiscal and monetary stimulus is working its way through the economy, most visibly in strong demand for automobiles and housing. However, risk aversion, which has been brought on by financial market losses and the apparent likelihood of military action against Iraq, is suppressing forms of economic activity involving long-term commitment, such as the construction of office buildings and plants and the hiring of new personnel.

We expect risk aversion to begin to unwind in the first half of 2003 when further progress is made in the U.S. economic and profit recovery and uncertainty about war in Iraq has likely lifted, even if our forces continue to be engaged there. This would set the stage for improved stock and corporate bond market performance, higher Treasury yields and the broadening of economic recovery.

As a more pronounced recovery materializes, we expect to reduce the Fund's overweight position in U.S. Treasuries, bringing the percentage of the allocation closer to 50%. Within the high yield sector, we will continue to maintain a diverse portfolio of high yield issuers (currently in excess of 100 issues) and industry sectors (currently in excess of 20). We presently believe the cable sector is oversold as investors continued to punish the sector. For this reason, we are currently overweight in the cable sector. We remain cautious on both the utility and fixed line telecommunications sectors due to over capacity concerns. In the high yield universe, the Fund is underweight in the lowest ratings category (CCC and below) and will likely remain so.


--------------------------------------------------------------------------------
4 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in ACM Managed Income Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ George Caffrey

George Caffrey
Vice President

/s/ Matthew Bloom

Matthew Bloom
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     George Caffrey

[PHOTO]     Matthew Bloom

George Caffrey and Matthew Bloom, Portfolio Managers, have over 41 years combined investment experience.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
8/31/92 TO 8/31/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Lehman Brothers Aggregate Bond Index: $20,284

ACM Managed Income Fund (NAV):        $16,841


                               ACM Managed             Lehman Brothers
                            Income Fund (NAV)        Aggregate Bond Index
-------------------------------------------------------------------------------
      8/31/92                   $ 10,000                   $ 10,000
      8/31/93                   $ 13,019                   $ 11,098
      8/31/94                   $ 12,436                   $ 10,930
      8/31/95                   $ 14,469                   $ 12,165
      8/31/96                   $ 16,323                   $ 12,665
      8/31/97                   $ 19,650                   $ 13,931
      8/31/98                   $ 21,367                   $ 15,404
      8/31/99                   $ 17,745                   $ 15,526
      8/31/00                   $ 17,569                   $ 16,699
      8/31/01                   $ 17,363                   $ 18,763
      8/31/02                   $ 16,841                   $ 20,284


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund at net asset value (NAV) (from 8/31/92 to 8/31/02) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing ACM Managed Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
6 o ACM MANAGED INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM MANAGED INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

                              [BAR CHART OMITTED]

            ACM Managed Income Fund (NAV) - Yearly Periods Ended 8/31
--------------------------------------------------------------------------------
                               ACM Managed             Lehman Brothers
                            Income Fund (NAV)       Aggregate Bond Index
--------------------------------------------------------------------------------
      8/31/93                      30.20%                    10.98%
      8/31/94                      -4.48%                    -1.51%
      8/31/95                      16.35%                    11.30%
      8/31/96                      12.89%                     4.11%
      8/31/97                      20.38%                    10.00%
      8/31/98                       8.74%                    10.57%
      8/31/99                     -16.95%                     0.80%
      8/31/00                      -1.00%                     7.56%
      8/31/01                      -1.02%                    12.35%
      8/31/02                      -3.01%                     8.11%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Managed Income Fund.


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
August 31, 2002

INCEPTION DATE     PORTFOLIO STATISTICS

11/03/88           Net Assets Applicable to Common Shareholders ($mil): $99.5

SECURITY TYPE

  56.8% U.S. Government Obligations
  37.2% Corporate Obligations
   1.9% Yankee Obligations                   [PIE CHART OMITTED]
   1.3% Preferred Stock

   2.8% Short-Term

COUNTRY BREAKDOWN

  98.7% United States
   0.6% United Kingdom
   0.3% Canada                               [PIE CHART OMITTED]
   0.2% Mexico
   0.1% Korea
   0.1% Netherlands

All data as of August 31, 2002. The Fund's security type and country breakdown are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
August 31, 2002

                                          Moody's     Principal
                                         Investor        Amount
                                          Rating+         (000)    U.S. $ Value
-------------------------------------------------------------------------------

U.S. Government
   Obligations - 107.2%
U.S. Treasury Bonds - 95.1%
   5.375%, 2/15/31 ........................   Aaa    $   18,000   $  19,203,039
   11.25%, 2/15/15 ........................   Aaa        16,750      27,424,197
   12.00%, 5/15/05 ........................   Aaa        14,000      17,498,908
   12.00%, 8/15/13 ........................   Aaa        21,200      30,569,414
                                                                  -------------
                                                                     94,695,558
                                                                  -------------
U.S. Treasury Notes (TIPS) - 12.1%
   3.625%, 1/15/08 ........................   Aaa        11,135      12,036,347
                                                                  -------------
Total U.S. Government Obligations
   (cost $101,759,472) ....................                         106,731,905
                                                                  -------------
Corporate Obligations - 70.2%
Aerospace & Defense - 1.2%
Sequa Corp.
   9.00%, 8/01/09 .........................   Ba3           675         641,250
Transdigm, Inc.
   10.375%, 12/01/08 ......................   B3            140         143,500
   10.375%, 12/01/08(a) ...................   B3            365         374,125
                                                                  -------------
                                                                      1,158,875
                                                                  -------------
Automotive - 2.6%
ArvinMeritor, Inc.
   8.75%, 3/01/12 .........................   Baa3          385         408,536
Collins & Aikman Products Co.
   10.75%, 12/31/11 .......................   B1            450         445,500
Dana Corp.
   10.125%, 3/15/10(a) ....................   Ba3           480         480,000
Dura Operating Corp.
   Series B
   9.00%, 5/01/09 .........................   B2            745         718,925
Stoneridge, Inc.
   11.50%, 5/01/12 ........................   B2            235         243,225
United Auto Group, Inc.
   9.625%, 3/15/12(a) .....................   B3            290         294,350
                                                                  -------------
                                                                      2,590,536
                                                                  -------------
Banking - 0.2%
Hanvit Bank
   12.75%, 3/01/10(a)(b) ..................   Baa3          165         194,494
                                                                  -------------


--------------------------------------------------------------------------------
                                                     ACM MANAGED INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                          Moody's     Principal
                                         Investor        Amount
                                          Rating+         (000)    U.S. $ Value
-------------------------------------------------------------------------------

Broadcasting & Media - 2.1%
Albritton Communications Co.
   Series B
   9.75%, 11/30/07 ........................   B3     $      635   $     650,875
American Media Operations, Inc.
   10.25%, 5/01/09 ........................   B2            395         410,800
Paxson Communications Corp.
   10.75%, 7/15/08 ........................   B3            615         525,825
Sinclair Broadcast Group, Inc.
   8.00%, 3/15/12 .........................   B2            240         238,800
   8.75%, 12/15/11 ........................   B2            320         327,200
                                                                  -------------
                                                                      2,153,500
                                                                  -------------
Building & Real Estate - 3.9%
Associated Materials, Inc.
   9.75%, 4/15/12(a) ......................   B3            215         219,569
Beazer Homes USA, Inc.
   8.375%, 4/15/12(a) .....................   Ba2           365         368,650
D.R. Horton, Inc.
   8.00%, 2/01/09 .........................   Ba1           355         353,225
   10.50%, 4/01/05 ........................   Ba1           195         204,750
LNR Property Corp.
   10.50%, 1/15/09 ........................   Ba3         1,110       1,110,000
Meritage Corp.
   9.75%, 6/01/11 .........................   B1            630         633,150
Schuler Homes, Inc.
   10.50%, 7/15/11 ........................   Ba2           950         959,500
The Ryland Group, Inc.
   9.75%, 9/01/10 .........................   Ba2            50          52,750
                                                                  -------------
                                                                      3,901,594
                                                                  -------------
Cable - 5.4%
CSC Holdings, Inc.
   7.625%, 7/15/18 ........................   B1            700         532,000
Charter Communications Holdings
   9.625%, 11/15/09 .......................   B2            185         129,500
   10.00%, 5/15/11 ........................   B2          1,810       1,267,000
Charter Communications
   Holdings/Capital Corp.
   10.75%, 10/01/09 .......................   B2          2,100       1,480,500
Echostar DBS Corp.
   9.25%, 2/01/06 .........................   B1          1,000       1,000,000
   9.375%, 2/01/09 ........................   B1            500         500,000
Mediacom Broadband LLC
   11.00%, 7/15/13 ........................   B2            545         501,400
                                                                  -------------
                                                                      5,410,400
                                                                  -------------
Chemicals - 4.1%
Airgas, Inc.
   9.125%, 10/01/11 .......................   Ba2           320         340,800
Equistar Chemical Funding L.P.
   10.125%, 9/01/08 .......................   B1             50          48,250


--------------------------------------------------------------------------------
10 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                           Moody's    Principal
                                          Investor       Amount
                                           Rating+        (000)    U.S. $ Value
-------------------------------------------------------------------------------

Ferro Corp.
   9.125%, 1/01/09 ........................   Baa3   $      265   $     278,884
Georgia Gulf Corp.
   10.375%, 11/01/07 ......................   B2            700         752,500
Huntsman International LLC
   9.875%, 3/01/09(a) .....................   B3          1,000       1,030,000
Lyondell Chemical Co.
   9.50%, 12/15/08 ........................   Ba3           225         219,375
   Series A
   9.625%, 5/01/07 ........................   Ba3           100          99,250
   Series B
   10.875%, 5/01/09 .......................   B2            790         697,175
Resolution Performance Products
   13.50%, 11/15/10 .......................   B3            510         581,400
                                                                  -------------
                                                                      4,047,634
                                                                  -------------
Communications - Fixed - 1.1%
Qwest Capital Funding, Inc.
   7.25%, 2/15/11 .........................   B2          1,510         853,150
Time Warner Telecom, Inc.
   10.125%, 2/01/11 .......................   B3            645         293,475
                                                                  -------------
                                                                      1,146,625
                                                                  -------------
Communications - Mobile - 4.5%
Dobson/Sygnet Communications
   12.25%, 12/15/08 .......................   B3          1,135         720,725
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(c) .....................   NR          3,000         150,000
Nextel Communications, Inc.
   9.375%, 11/15/09 .......................   B3          2,435       1,911,475
Rural Cellular Corp.
   9.75%, 1/15/10 .........................   B3            750         427,500
TeleCorp PCS, Inc.
   10.625%, 7/15/10 .......................   Baa2          399         385,035
Tritel PCS, Inc.
   10.375%, 1/15/11 .......................   Baa2          390         370,500
Triton PCS, Inc.
   8.75%, 11/15/11 ........................   B2            675         519,750
                                                                  -------------
                                                                      4,484,985
                                                                  -------------
Consumer Manufacturing - 2.9%
Collins & Aikman Floorcoverings, Inc.
   9.75%, 2/15/10(a) ......................   B2            305         306,906
Johnsondiversey, Inc.
   9.625%, 5/15/12(a) .....................   B2            180         179,100
Jostens, Inc.
   12.75%, 5/01/10 ........................   B3          1,000       1,130,000
Pennzoil-Quaker State Co.
   10.00%. 11/01/08 .......................   Ba3           465         552,225
Playtex Products, Inc.
   9.375%, 6/01/11 ........................   B2            325         349,375


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                          Moody's     Principal
                                         Investor        Amount
                                          Rating+         (000)   U.S. $ Value
-------------------------------------------------------------------------------

St. John Knits International, Inc.
   12.50%, 7/01/09 ........................   B3     $      100   $     105,375
Sealy Mattress Co.
   9.875%, 12/15/07 .......................   B3            290         239,250
                                                                  -------------
                                                                      2,862,231
                                                                  -------------
Energy - 2.8%
Chesapeake Energy Corp.
   9.00%, 8/15/12(a) ......................   B1            210         211,050
Grey Wolf, Inc.
   8.875%, 7/01/07 ........................   B1            315         321,300
Frontier Oil Corp.
   11.75%, 11/15/09 .......................   B2            700         712,250
Lomack Petroleum
   8.75%, 1/15/07 .........................   B3            270         265,950
Petrobras Int'l Fin Co.
   9.125%, 2/01/07(a) .....................   Baa1          130         108,225
Pride International, Inc.
   9.375%, 5/01/07 ........................   Ba2           320         336,000
Tesoro Petroleum Corp.
   Series B
   9.625%, 11/01/08 .......................   B2            295         225,675
   9.625%, 4/01/12(a) .....................   B2            355         262,700
XTO Energy, Inc.
   7.50%, 4/15/12 .........................   Ba2           300         313,500
                                                                  -------------
                                                                      2,756,650
                                                                  -------------
Entertainment & Leisure - 2.1%
Premier Parks
   9.75%, 6/15/07 .........................   B2            760         704,900
Regal Cinemas, Inc.
   9.375%, 2/01/12 ........................   B3            255         262,650
Royal Caribbean Cruises
   8.75%, 2/02/11 .........................   Ba2           670         597,314
Six Flags, Inc.
   9.50%, 2/01/09 .........................   B2            600         544,500
                                                                  -------------
                                                                      2,109,364
                                                                  -------------
Financial - 3.1%
iStar Financial, Inc.
   8.75%, 8/15/08 .........................   Ba1           450         461,250
Markel Capital Trust I
   Series B
   8.71%, 1/01/46 .........................   Ba1           695         605,462
Nationwide CSN Trust
   9.875%, 2/15/25(a) .....................   A2          1,000       1,039,300
PXRE Capital Trust I
   8.85%, 2/01/27 .........................   Ba2           520         379,600
Western Financial Bank
   9.625%, 5/15/12 ........................   B1            405         386,775
Williams Scotsman, Inc.
   9.875%, 6/01/07 ........................   B3            210         181,650
                                                                  -------------
                                                                      3,054,037
                                                                  -------------


--------------------------------------------------------------------------------
12 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                          Moody's     Principal
                                         Investor        Amount
                                          Rating+         (000)    U.S. $ Value
-------------------------------------------------------------------------------

Food & Beverages - 0.6%
B & G Foods, Inc.
   9.625%, 8/01/07 ........................   B3     $      135   $     138,038
Del Monte Corp.
   9.25%, 5/15/11 .........................   B3            265         268,975
DIMON, Inc. ...............................
   Series B
   9.625%, 10/15/11 .......................   Ba3           170         177,650
                                                                  -------------
                                                                        584,663
                                                                  -------------
Gaming - 4.8%
Argosy Gaming Co.
   9.00%, 9/01/11 .........................   B2            255         264,563
Boyd Gaming Corp.
   9.25%, 8/01/09 .........................   Ba3           670         718,575
Harrah's Operating Company, Inc.
   7.875%, 12/15/05 .......................   Ba1           275         287,375
MGM Mirage
   8.375%, 2/01/11 ........................   Ba2           535         556,400
Mandalay Resort Group
   10.25%, 8/01/07 ........................   Ba3           840         911,400
Mohegan Tribal Gaming
   8.375%, 7/01/11 ........................   Ba3           540         552,150
   8.75%, 1/01/09 .........................   Ba3           170         176,375
Park Place Entertainment
   7.875%, 3/15/10 ........................   Ba2           350         353,500
   9.375%, 2/15/07 ........................   Ba2           700         742,000
Station Casinos, Inc.
   8.375%, 2/15/08 ........................   B1            205         214,225
                                                                  -------------
                                                                      4,776,563
                                                                  -------------
Healthcare - 4.4%
Advanced Medical Optics, Inc.
   9.25%, 7/15/10(a) ......................   B3            160         158,800
Concentra Operating Corp.
   13.00%, 8/15/09 ........................   B3            518         562,678
Extendicare Health Services
   9.50%, 7/01/10(a) ......................   B2            165         165,000
HCA, Inc.
   7.875%, 2/01/11 ........................   Ba1           690         755,077
Hanger Orthopedic Group, Inc.
   10.375%, 2/15/09 .......................   B2            215         226,825
Iasis Healthcare Corp.
   13.00%, 10/15/09 .......................   B3            875         896,875
PacifiCare Health Systems, Inc.
   10.75%, 6/01/09 ........................   B3            515         507,275
Triad Hospitals Holdings
   Series B
   11.00%, 5/15/09 ........................   B2            750         828,750
Vanguard Health Systems, Inc.
   9.75%, 8/01/11 .........................   B3            325         329,875
                                                                  -------------
                                                                      4,431,155
                                                                  -------------


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                          Moody's     Principal
                                         Investor        Amount
                                          Rating+         (000)    U.S. $ Value
-------------------------------------------------------------------------------

Hotels & Lodging - 5.0%
Extended Stay America, Inc.
   9.875%, 6/15/11 ........................   B2     $      650   $     632,125
Felcor Lodging LP
   8.50%, 6/01/11 .........................   Ba3           265         257,050
   9.50%, 9/15/08 .........................   Ba3           440         448,800
Host Marriott LP
   9.25%, 10/01/07 ........................   Ba3         1,005       1,017,563
   9.50%, 1/15/07 .........................   Ba3           510         520,837
MeriStar Hospitality Corp.
   9.125%, 1/15/11 ........................   B1            540         510,300
MeriStar Hospitality Operating
   Partnership, L.P.
   10.50%, 6/15/09 ........................   B1            325         326,625
Sun International Hotels
   8.875%, 8/15/11 ........................   B2            815         822,131
Vail Resorts, Inc.
   8.75%, 5/15/09 .........................   B2            410         418,200
                                                                  -------------
                                                                      4,953,631
                                                                  -------------
Industrial - 2.1%
Applied Extrusion Technologies, Inc.
   10.75%, 7/01/11 ........................   B2            660         547,800
Flowserve Corp.
   12.25%, 8/15/10 ........................   B2            614         672,330
H & E Equipment/Finance
   11.125%, 6/15/12(a) ....................   B3            285         249,375
NMHG Holding Company
   10.00%, 5/15/09(a) .....................   B3            160         162,400
The Manitowoc Company, Inc.
   10.50%, 8/01/12(a) .....................   B2            210         217,350
TriMas Corp.
   9.875%, 6/15/12(a) .....................   B3            235         233,825
                                                                  -------------
                                                                      2,083,080
                                                                  -------------
Metal & Mining - 1.5%
Commonwealth Industries, Inc.
   10.75%, 10/01/06 .......................   B3             35          35,219
Earle M. Jorgensen Company
   9.75%, 6/01/12 .........................   B2            280         276,150
P & L Coal Holdings Series B
   9.625%, 5/15/08 ........................   B1            200         211,000
Steel Dynamics, Inc.
   9.50%, 3/15/09(a) ......................   B2            305         314,150
United States Steel LLC
   10.75%, 8/01/08 ........................   Ba3           640         649,600
                                                                  -------------
                                                                      1,486,119
                                                                  -------------
Paper & Packaging - 5.3%
Berry Plastics Corp.
   10.75%, 7/15/12(a) .....................   B3            245         246,225
Greif Bros. Corp.
   8.875%, 8/01/12(a) .....................   B2            325         325,812


--------------------------------------------------------------------------------
14 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                          Moody's     Principal
                                         Investor        Amount
                                          Rating+         (000)     U.S. $ Value
--------------------------------------------------------------------------------

Owens-Brockway Glass Container, Inc.
   8.875%, 2/15/09 ........................   B2     $      950   $     980,875
Owens-Illinois, Inc.
   7.80%, 5/15/18 .........................   B3            455         366,275
   7.85%, 5/15/04 .........................   B3            275         262,625
Packaging Corp. of America
   9.625%, 4/01/09 ........................   Ba2           195         211,575
Plastipak Holdings, Inc.
   10.75%, 9/01/11 ........................   B3            650         695,500
Riverwood International Corp.
   10.625%, 8/01/07 .......................   B3            515         535,600
Silgan Holdings, Inc.
   9.00%, 6/01/09(a) ......................   B1            280         291,200
Stone Container
   9.25%, 2/01/08 .........................   B2            450         470,250
   9.75%, 2/01/11 .........................   B2            850         896,750
                                                                  -------------
                                                                      5,282,687
                                                                  -------------
Retail - 0.6%
Advance Stores Company, Inc.
   10.25%, 4/15/08 ........................   B3            540         564,975
                                                                  -------------
Service - 6.8%
Alderwoods Group, Inc.
   11.00%, 1/02/07 ........................   NR            321         321,401
   12.25%, 1/02/09 ........................   NR            350         344,750
Allied Waste North America
   8.50%, 12/01/08 ........................   Ba3           640         640,000
   8.875%, 4/01/08 ........................   Ba3           925         934,250
   10.00%, 8/01/09 ........................   B2          1,810       1,791,900
Coinmach Corp.
   9.00%, 2/01/10 .........................   B2            300         309,000
Corrections Corp. of America
   9.875%, 5/01/09(a) .....................   B2            245         251,125
Iron Mountain, Inc.
   8.625%, 4/01/13 ........................   B2            480         490,800
Service Corp. International
   6.00%, 12/15/05 ........................   B1            545         471,425
   6.30%, 3/15/20(d) ......................   B1             50          49,250
   6.50%, 3/15/08 .........................   B1            305         255,438
   7.70%, 4/15/09 .........................   B1            720         615,600
Stewart Enterprises, Inc.
   10.75%, 7/01/08 ........................   B2            270         290,925
                                                                  -------------
                                                                      6,765,864
                                                                  -------------
Supermarket & Drugstore - 1.1%
Fleming Companies, Inc.
   Series B
   9.875%, 5/01/12(a) .....................   B2            590         480,850
   Series D
   10.625%, 7/31/07 .......................   B2             30          26,850


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                          Moody's     Principal
                                         Investor        Amount
                                          Rating+         (000)    U.S. $ Value
-------------------------------------------------------------------------------

Roundy's, Inc.
   8.875%, 6/15/12(a) .....................   B2     $      275   $     279,125
Stater Bros. Holdings, Inc.
   10.75%, 8/15/06 ........................   B2            310         322,400
                                                                  -------------
                                                                      1,109,225
                                                                  -------------
Technology - 1.0%
Fairchild Semiconductor
   10.50%, 2/01/09 ........................   B2            935         991,100
                                                                  -------------
Utilities - Electric & Gas - 1.0%
AES Corp.
   8.875%, 2/15/11 ........................   Ba3           480         252,000
   9.375%, 9/15/10 ........................   Ba3           590         318,600
Mission Energy Holding Co.
   13.50%, 7/15/08 ........................   Ba2           745         316,625
PG&E National Energy Group, Inc.
   10.375%, 5/16/11 .......................   Ba2           335         125,625
                                                                  -------------
                                                                      1,012,850
                                                                  -------------
Total Corporate Obligations
   (cost $75,703,921) .....................                          69,912,837
                                                                  -------------
Yankee Obligations - 3.5%
Avecia Group
   11.00%, 7/01/09 ........................   B3          1,000         980,000
Corus Entertainment, Inc.
   8.75%, 3/01/12 .........................   B1            295         298,687
Fairfax Financial Holdings
   7.375%, 4/15/18 ........................   Ba2           190          96,450
   7.75%, 7/15/37 .........................   Ba2           200          97,143
   8.25%, 10/01/15 ........................   Ba2           100          53,598
Filtronic PLC
   10.00%, 12/01/05 .......................   B1            840         701,400
Innova S. de R.L.
   12.875%, 4/01/07 .......................   B3            500         405,500
Intrawest Corp.
   10.50%, 2/01/10 ........................   B1            725         754,000
Microcell Telecommunications, Inc.
   Series B
   14.00%, 6/01/06 ........................   Caa3        1,055          13,187
Netia Holdings BV
   Series B
   11.25%, 11/01/07(c)(e) .................   Ca            600         105,000
                                                                  -------------
Total Yankee Obligations
   (cost $5,139,858) ......................                           3,504,965
                                                                  -------------


--------------------------------------------------------------------------------
16 o ACM MANAGED INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------
                                                      Shares or
                                          Moody's     Principal
                                         Investor        Amount
                                          Rating+         (000)    U.S. $ Value
-------------------------------------------------------------------------------

Preferred Stock - 2.4%
Avecia Group PLC
   16.00%(f) ..............................   Caa1        6,264   $     142,506
CSC Holdings, Inc.
   Series M
   11.125% ................................   B1         21,371       1,287,603
Global Crossing Holding, Ltd.
   10.50%(c) ..............................   NR          1,105              11
Intermedia Communications, Inc.
   13.50%(c) ..............................   C           1,268          50,720
Nextel Communications
   Series E
   11.125%(f) .............................   Caa2        1,457         757,640
Sinclair Capital
   11.625% ................................   B2          1,000         104,750
                                                                  -------------
Total Non-Convertible Preferred Stock
   (cost $5,125,461) ......................                           2,343,230
                                                                  -------------
Common Stocks & Other
   Investments - 0.0%
Goss Holdings, Inc. Cl.B
   Common Stock(g) ........................              55,755               0
Jostens, Inc. Cl.E
   Warrants, expiring 5/01/10(g)(h) .......                 600          10,950
                                                                  -------------
Total Common Stocks &
   Other Investments
   (cost $12,000) .........................                              10,950
                                                                  -------------
Short-Term Investment - 5.4%
Time Deposit - 5.4%
State Street Bank & Trust Co.
   1.25%, 9/03/02
   (cost $5,352,000) ......................          $    5,352       5,352,000
                                                                  -------------
Total Investments - 188.7%
   (cost $193,092,712) ....................                         187,855,887
Other assets less liabilities - 1.7% ......                           1,692,638
Preferred Stock, at redemption
   value - (90.4%) ........................                         (90,000,000)
                                                                  -------------
Net Assets
Applicable to Common
Shareholders - 100.0%(i) ..................                       $  99,548,525
                                                                  =============


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

+     Unaudited.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2002, the market value of these securities aggregated $8,443,706 or 8.5% of net assets applicable to common shareholders.
(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at August 31, 2002.
(c)   Security is in default and is non-income producing.
(d) Coupon is fixed until March 15, 2003. At that time, the security may then be remarketed at a new fixed rate.
(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)   Paid-in-kind preferred.
(g)   Non-income producing security.
(h) Each warrant entitles the holder to purchase 1.889 shares of common stock at $0.01 per share. The warrants are exercisable until 5/01/10.
(i) Portfolio percentages are calculated based on net assets applicable to common shareholders.

      Glossary of Terms:

      NR   -  Not Rated
      TIPS -  Treasury Inflation Protected Security

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM MANAGED INCOME FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
August 31, 2002

Assets
Investments in securities, at value (cost $193,092,712) ..   $ 187,855,887
Cash .....................................................             513
Interest receivable ......................................       2,635,340
Dividends receivable .....................................           2,906
Prepaid expenses .........................................          16,438
                                                             -------------
Total assets .............................................     190,511,084
                                                             -------------
Liabilities
Payable for investment securities purchased ..............         674,006
Advisory fee payable .....................................         119,001
Administrative fee payable ...............................          36,612
Accrued expenses and other liabilities ...................         132,940
                                                             -------------
Total liabilities ........................................         962,559
                                                             -------------
Preferred Stock, at redemption value
$.01 par value per share; 1,900 shares
   Remarketed Preferred Stock authorized,
   900 shares issued and outstanding at
   $100,000 per share liquidation preference .............      90,000,000
                                                             -------------
Net Assets Applicable to Common Shareholders .............   $  99,548,525
                                                             =============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.01 par value per
   share; 299,998,100 shares authorized,
   24,489,306 shares issued and outstanding ..............   $     244,893
Additional paid-in capital ...............................     208,171,800
Distributions in excess of net investment income .........        (972,222)
Accumulated net realized loss on investment transactions .    (102,659,140)
Net unrealized depreciation of investments ...............      (5,236,806)
                                                             -------------
Net Assets Applicable to Common Shareholders .............   $  99,548,525
                                                             =============
Net Asset Value Applicable to Common Shareholders
   (based on 24,489,306 common shares outstanding) .......           $4.06
                                                                     =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 19

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended August 31, 2002

Investment Income
Interest .........................................   $15,046,296
Dividends ........................................       425,450   $ 15,471,746
                                                     -----------
Expenses
Advisory fee .....................................     1,289,856
Administrative fee ...............................       396,895
Remarketed Preferred Stock-remarketing
   agent's fees ..................................       225,347
Audit and legal ..................................       113,320
Printing .........................................        88,371
Transfer agency ..................................        54,034
Custodian ........................................        36,292
Directors' fees and expenses .....................        30,027
Registration fees ................................        24,185
Miscellaneous ....................................        23,667
                                                     -----------
Total expenses before interest ...................     2,281,994
Interest expense .................................       121,505
                                                     -----------
Total expenses ...................................                    2,403,499
                                                                   ------------
Net investment income ............................                   13,068,247
                                                                   ------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized loss on investment
   transactions ..................................                   (8,800,965)
Net change in unrealized
   appreciation/depreciation
   of investments ................................                   (5,363,929)
                                                                   ------------
Net loss on investments ..........................                  (14,164,894)
                                                                   ------------
Dividends to Remarketed Preferred
Shareholders from
   Net investment income .........................                   (2,280,971)
                                                                   ------------
Net Decrease in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations ...............................                 $ (3,377,618)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM MANAGED INCOME FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET
ASSETS APPLICABLE TO
COMMON SHAREHOLDERS

                                               Year Ended       Year Ended
                                               August 31,       August 31,
                                                  2002             2001(a)
                                              =============    =============
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income .....................   $  13,068,247    $  17,762,653
Net realized loss on investment
   transactions ...........................      (8,800,965)     (33,273,013)
Net change in unrealized
   appreciation/depreciation
   of investments .........................      (5,363,929)      19,289,154
Dividends to Remarketed Preferred
Shareholders from
Net investment income .....................      (2,280,971)      (5,287,852)
                                              -------------    -------------
Net decrease in net assets applicable
   to Common Shareholders resulting
   from operations ........................      (3,377,618)      (1,509,058)
                                              -------------    -------------
Dividends to Common Shareholders from
Net investment income .....................     (12,052,098)     (10,147,896)
Tax return of capital .....................        (322,627)      (2,708,154)
Common Stock Transactions
Reinvestment of dividends resulting
   in the issuance of common stock ........       1,552,706        1,755,011
                                              -------------    -------------
Total decrease ............................     (14,199,637)     (12,610,097)
Net Assets Applicable to Common
Shareholders
Beginning of period .......................     113,748,162      126,358,259
                                              -------------    -------------
End of period .............................   $  99,548,525    $ 113,748,162
                                              =============    =============

(a)   Restated (See Note A.5(b))

See notes to financial statements.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
August 31, 2002

NOTE A

Significant Accounting Policies

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. Government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by the Board of Directors. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance


--------------------------------------------------------------------------------
22 o ACM MANAGED INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

with federal tax regulations and may differ from those determined in conformity with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to the tax return of capital and recognition of premium on debt securities resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and a corresponding decrease in additional paid-in capital. This reclassification has no effect on net assets.

5. Change in Accounting Principle

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net assets of the Fund. Prior to September 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $255,646 decrease in cost of investments and a corresponding $255,646 decrease in net unrealized depreciation, based on investments owned by the Fund on September 1, 2001.

The effect of this change for the year ended August 31, 2002, was to decrease net investment income by $1,264,822, decrease net unrealized depreciation of investments by $716,576 and decrease net realized loss on investment transactions by $548,246. The statement of changes in net assets applicable to common shareholders and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

(b) Effective September 1, 2000, the Fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the Fund's control should be presented outside of net assets in the statement of assets and liabilities. The redemption of the Fund's remarketed preferred stock is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund. In adopting EITF D-98, the Fund's net assets as of September 1, 2000 in the statement of changes in net assets applicable to common shareholders is restated by excluding preferred stock valued at $95,000,000 at that date. The adoption also resulted in dividends on remarketed preferred stock being reclassified from distributions on the statement of changes in net assets applicable to common shareholders to a separate line item within the statement of operations. This resulted in a decrease of $2,280,971 and $5,287,852 in the net decrease in net assets applicable to common shareholders resulting from operations for the periods ended August 31, 2002 and August 31, 2001, respectively. As part of the adoption, per share distributions of dividends on remarketed preferred


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

stock, if any, were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $1,770 during the year ended August 31, 2002.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .20 of 1% of average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) aggregated $25,379,893 and $62,103,913, respectively, for the year ended August 31, 2002. There were purchases of $172,898,447 and sales of $170,778,553 of U.S. government and government agency obligations for the year ended August 31, 2002.

At August 31, 2002, the cost of investments for federal income tax purposes was $194,263,432. Accordingly, gross unrealized appreciation of investments was $6,371,600 and gross unrealized depreciation of investments was $12,779,145 resulting in net unrealized depreciation of $6,407,545.

1. Options Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is decreased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains


--------------------------------------------------------------------------------
24 o ACM MANAGED INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received as added to the proceeds from the sale of the underling security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

There were no transactions in options purchased or written for the year ended August 31, 2002.

NOTE D

Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal years ended August 31, 2002 and August 31, 2001 were as follows:

                                                 2002               2001
                                              ===========      =============
Distributions paid from:
  Ordinary income .........................   $14,333,069(a)   $  17,100,262(a)
                                              -----------      -------------
Total taxable distributions ...............    14,333,069         17,100,262
  Tax return of capital ...................       322,627          2,708,154
                                              -----------      -------------
Total distributions paid ..................   $14,655,696      $  19,808,416
                                              ===========      =============
As of August 31, 2002, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses .....................     $(102,460,642)(b)
Unrealized appreciation/(depreciation) ...................        (6,407,526)(c)
                                                               -------------
Total accumulated earnings/(deficit) .....................     $(108,868,168)
                                                               =============

(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.

(b) On August 31, 2002, the Fund had a net capital loss carryforward of $95,817,063 of which $697,447 expires in the year 2007, $30,192,284 expires in the year 2008, $35,940,601 expires in the year 2009 and $28,986,731 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended August 31, 2002, the Fund deferred to September 1, 2002, post October capital losses of $6,643,579.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Common Stock

The Fund has 299,998,100 shares of $.01 par value common stock authorized. There are 24,489,306 shares of common stock outstanding at August 31, 2002. During the years ended August 31, 2002 and August 31, 2001, the Fund issued 362,804 and 347,733 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE F

Preferred Stock

The Fund has 1,900 shares of Remarketed Preferred Stock authorized. There are 900 shares of Remarketed Preferred Stock outstanding, each at a liquidation value of $100,000 per share at August 31, 2002. During the year ended August 31, 2002, the Fund redeemed 50 shares of Remarketed Preferred Stock in the amount of $5,000,000. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 1.85% and is effective through September 12, 2002.

NOTE G

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of August 31, 2002, there were no security lending agreements outstanding.


--------------------------------------------------------------------------------
26 o ACM MANAGED INCOME FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                    Year Ended August 31,
                                           -------------------------------------------------------------------------
                                            2002(a)         2001(b)         2000(b)         1999(b)         1998(b)
                                           -------------------------------------------------------------------------
Net asset value,
  beginning of year ....................   $    4.71       $    5.31       $    6.34       $    8.99       $    9.13
                                           -------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income ..................         .54(c)          .74(c)          .93(c)         1.21            1.24
Net realized and unrealized
  loss on investments ..................        (.59)           (.58)           (.72)          (2.26)           (.18)
Dividends to preferred
  shareholders from
  Net investment
  income (common stock
  equivalent basis) ....................        (.09)           (.22)           (.24)           (.22)           (.24)
                                           -------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ...........................        (.14)           (.06)           (.03)          (1.27)            .82
                                           -------------------------------------------------------------------------
Less: Dividends and distributions
  to common shareholders:
  Dividends from net
    investment income ..................        (.50)           (.43)           (.85)           (.96)           (.94)
  Tax return of capital ................        (.01)           (.11)           (.15)             -0-             -0-
  Distribution from net realized
    gain on investments ................          -0-             -0-             -0-           (.42)           (.02)
                                           -------------------------------------------------------------------------
Total dividends and distributions
  to common shareholders ...............        (.51)           (.54)          (1.00)          (1.38)           (.96)
                                           -------------------------------------------------------------------------
Net asset value, end of year ...........   $    4.06       $    4.71       $    5.31       $    6.34       $    8.99
                                           =========================================================================
Market value, end of year ..............   $    4.33       $    4.93       $  6.3125       $   8.625       $  8.6875
                                           =========================================================================
Total Return
Total investment return based on:(d)
  Market value .........................       (1.17)%        (12.86)%        (13.66)%         16.91%          (4.05)%
  Net asset value ......................       (3.01)%         (1.02)%         (1.00)%        (16.95)%          8.74%
Ratios/Supplemental Data
Net assets applicable to
  common shareholders,
  end of year (000's omitted) ..........   $  99,549       $ 113,748       $ 126,358       $ 146,483       $ 201,268
Preferred Stock, at redemption
  value ($100,000 per share
  liquidation preference)
  (000's omitted) ......................   $  90,000       $  95,000       $  95,000       $  95,000       $  95,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses(e) ..........................        2.31%           3.26%           2.23%           1.54%           1.39%
  Expenses, excluding
    interest expense(e)  ...............        2.19%           2.10%           1.91%           1.54%           1.39%
  Net investment income,
    before preferred stock
    dividends(e) .......................       12.56%          15.09%          16.47%          15.69%          13.09%
  Preferred stock dividends ............        2.19%           4.49%           4.26%           2.81%           2.54%
  Net investment income,
    net of preferred stock
    dividends ..........................       10.37%          10.60%          12.21%          12.88%          10.55%
Portfolio turnover rate ................          99%            248%            383%            222%            157%
Asset coverage ratio ...................         211%            220%            233%            254%            312%


See footnote summary on page 28.

--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments by $0.05 and decrease the ratios of net investment income before and net of preferred stock dividends to average net assets applicable to common shareholders from 13.78% and 11.58% to 12.56% and 10.37%, respectively. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
(b)   Restated (See Note A.5(b)).
(c)   Based on average shares outstanding.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(e) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.

See notes to financial statements.


--------------------------------------------------------------------------------
28 o ACM MANAGED INCOME FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board
of Directors of ACM Managed
Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

As discussed in Note A.5(b) to the financial statements, in 2000 the Fund changed its method of classifying remarketed preferred shares and its dividends to preferred shareholders on such remarketed preferred shares.


/s/ Ernst & Young LLP

New York, New York
October 11, 2002


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 29

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

ACM Managed Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer share than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all Transac-


--------------------------------------------------------------------------------
30 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

tions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholders' proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are George Caffrey and Mathew Bloom, each a Vice President of the Fund.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 31

----------------------
ADDITIONAL INFORMATION
----------------------

Supplemental Proxy Information

A Special Meeting of Shareholders of ACM Managed Income Fund, Inc. ("ACM V") was held on March 20, 2002 and reconvened on April 25, 2002. A description of each proposal and number of shares voted at the meeting are as follows:


                                                                   Authority
                                                       Voted For    Withheld
================================================================================
To elect Directors of
ACM V for a term  of
three years and until
his successor is duly
elected and qualifies.

                        David H. Dievler              20,297,781   1,914,561
                        William H. Foulk, Jr.         20,313,887   1,899,455
                        Dr. James M. Hester(1)               819           0

                                           Voted        Voted
                                            For        Against     Abstained
================================================================================
Amendment to the Charter of ACM V
to authorize the Directors from time
to time to increase or decrease the
number of authorized shares of stock
of the Corporation.                      12,209,931    2,586,315     584,666

(1) Dr. Hester was elected by the holders of preferred stock of ACM V to represent the interest of ACM V's preferred stockholders only.


--------------------------------------------------------------------------------
32 o ACM MANAGED INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings

Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 33

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
34 o ACM MANAGED INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 35

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

Officers

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Vice President
George D. Caffrey, Vice President
Matthew D.W. Bloom, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vince S. Noto, Controller

Administrator

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

Common Stock:

Custodian, Dividend Paying Agent,
Transfer Agent And Registrar
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent And Registrar

Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
36 o ACM MANAGED INCOME FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                         PORTFOLIOS
                                                                                           IN FUND              OTHER
 NAME, AGE OF DIRECTOR,                                PRINCIPAL                           COMPLEX          DIRECTORSHIPS
        ADDRESS                                     OCCUPATION(S)                        OVERSEEN BY           HELD BY
  (YEARS OF SERVICE*)                            DURING PAST 5 YEARS                       DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

John D. Carifa,**, 57                     President, Chief Operating Officer and a            114                 None
1345 Avenue of the Americas,              Director of Alliance Capital Management
New York, NY 10105 (14)                   Corporation ("ACMC"), with which he had
                                          been associated with since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block, #+, 71                        Formerly an Executive Vice President and            93                  None
P.O. Box 4623                             Chief Insurance Officer of The
Stamford, CT 06903 (14)                   Equitable Life Assurance Society of the
                                          United States; Chairman and Chief
                                          Executive Officer of Evlico. Formerly a
                                          Director of Avon, BP Amoco Corporation,
                                          Ecolab, Inc., Tandem Financial Group and
                                          Donaldson, Lufkin & Jenrette Securities
                                          Corporation.

David H. Dievler, #+, 73                  Independent Consultant. Until                       98                  None
P.O. Box 167                              December 1994, Senior Vice
Spring Lake, NJ 07762 (14)                President of ACMC responsible
                                          for mutual fund administration. Prior to
                                          joining ACMC in 1984, Chief Financial
                                          Officer of Eberstadt Asset Management
                                          since 1968. Prior to that, Senior Manager at
                                          Price Waterhouse & Co., member of the
                                          American Institute of Certified Public
                                          Accountants since 1953.

John H. Dobkin, #+, 60                    Consultant. Currently, President of the             94                  None
P.O. Box 12                               Board of Save Venice, Inc. (preservation
Annadale,  NY 12504 (4)                   organization). Formerly a Senior Adviser
                                          from June 1999-June 2000 and President
                                          (December 1989-May 1999) of Historic
                                          Hudson Valley (historic preservation).
                                          Previously, Director of the National
                                          Academy of Design and during 1988-92,
                                          Director and Chairman of the Audit
                                          Committee of ACMC.

William H. Foulk, Jr., #+,70              Investment Adviser and Independent                  110                 None
2 Soundview Drive                         Consultant. Formerly Senior Manager
Suite 100                                 of Barrett Associates, Inc., a registered
Greenwich, CT 06830                       investment adviser, with which he had
(4)                                       been associated since prior to 1997. Former
                                          Deputy Comptroller of the State of New
                                          York and, prior thereto, Chief Investment
                                          Officer of the New York Bank for Savings.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND o 37

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                         PORTFOLIOS
                                                                                           IN FUND              OTHER
 NAME, AGE OF DIRECTOR,                                PRINCIPAL                           COMPLEX          DIRECTORSHIPS
        ADDRESS                                     OCCUPATION(S)                        OVERSEEN BY           HELD BY
  (YEARS OF SERVICE*)                            DURING PAST 5 YEARS                       DIRECTOR            DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

Dr. James M. Hester, #+, 78               President of The Harry Frank                        12                  None
The Harry Frank                           Guggenheim Foundation, with which
Guggenheim                                he has been associated since prior to
Foundation                                1997. Formerly President of New York
527 Madison Avenue                        University and the New York Botanical
New York, NY                              Garden, Rector of the United Nations
10022-4301 (14)                           University and Vice Chairman of the
                                          Board of the Federal Reserve Bank of New
                                          York.

Clifford L. Michel, #+, 63                Senior Counsel of the law firm of Cahill            93              Placer Dome,
15 St. Bernard's Road                     Gordon & Reindel, since February 2001                               Inc. (mining).
Gladstone, NJ 07934                       and a partner of that firm for more than
(14)                                      25 years prior thereto. President and Chief
                                          Executive Officer and Director of Wenonah
                                          Development Company (investments).

Donald J. Robinson, #+, 68                Senior Counsel of the law firm of Orrick,           107                 None
98 Hell's Peak Road                       Herrington & Sutcliffe LLP since January
Weston, VT 05161                          1997. Formerly a senior partner and a
(6)                                       member of the Executive Committee
                                          of that firm. He was also a member and
                                          Chairman of the Municipal Securities
                                          Rulemaking Board and a Trustee of the
                                          Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.
** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.
#     Member of the Audit Committee.
+ Member of the Nominating Committee. Certain information concerning the Fund's Officers is listed below.


--------------------------------------------------------------------------------
38 o ACM MANAGED INCOME FUND

                                                            --------------------
                                                            OFFICERS OF THE FUND
                                                            --------------------

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                                           Principal Position(s)                   Principal Occupation
Name, Address* and Age                       Held with Fund                          During Past 5 Years
----------------------------------------------------------------------------------------------------------------------
Kathleen A. Corbet, 42                     Senior Vice President             Executive Vice President of Alliance
                                                                             Capital Management Corporation
                                                                             ("ACMC")**, with which she has been
                                                                             associated since prior to 1997.

Wayne D. Lyski, 61                         Senior Vice President             Executive Vice President of ACMC**,
                                                                             with which he has been associated since
                                                                             prior to 1997.

Paul J. DeNoon, 40                         Vice President                    Senior Vice President of ACMC**, with
                                                                             which he has been associated since prior
                                                                             to 1997.

Mathew D.W. Bloom, 46                      Vice President                    Senior Vice President of ACMC**, with
                                                                             which he has been associated since prior
                                                                             to 1997.

George D. Caffrey, 49                      Vice President                    Vice President of ACMC**, and a
                                                                             Portfolio Manager since January 2000.
                                                                             Prior thereto, he headed the High Yield
                                                                             Bond Group at AIG Global Investment
                                                                             Corporation since prior to 1997.

Edmund P. Bergan, Jr., 52                  Secretary                         Senior Vice President and General
                                                                             Counsel of Alliance Fund Distributors,
                                                                             Inc. ("AFD")** and Alliance Global
                                                                             Investor Services Inc. ("AGIS")**, with
                                                                             which he has been associated since prior
                                                                             to 1997.

Mark D. Gersten, 52                        Treasurer and Chief               Senior Vice President of AGIS** and a
                                           Financial Officer                 Vice President of AFD**, with which he
                                                                             has been associated since prior to 1997.

Vincent S. Noto, 37                        Controller                        Vice President of AGIS**, with which he
                                                                             has been associated since prior to 1997.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
**    ACMC, AFD and AGIS are affiliates of the Fund.
      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                                    ACM MANAGED INCOME FUND O 39

-------------------------------
SUMMARY OF GENERAL  INFORMATION
-------------------------------

SUMMARY OF GENERAL INFORMATION

ACM Managed Income Fund

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
40 o ACM MANAGED INCOME FUND

ACM Managed Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFAR0802